UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 27, 2006
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                 01-13612               02-0398678
 ----------------------------      -----------          ----------------
 (State or other jurisdiction      (Commission          (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On February 27, 2006, attorneys for Congoleum Corporation filed with the U.S. Bankruptcy Court for the District of New Jersey the letter filed herewith as Exhibit 99.1.


Item 9.01 EXHIBITS

--------------------------------------------------------------------------------
  EXHIBIT NO.                           DESCRIPTION
--------------------------------------------------------------------------------
      99.1      Letter to Bankruptcy Court dated February 27, 2006.
--------------------------------------------------------------------------------




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 1, 2006                           Congoleum Corporation

                                              By: /s/ Howard N. Feist III
                                                  ----------------------------
                                                  Name: Howard N. Feist III
                                                  Title: Chief Financial Officer

                                  Exhibit Index

  Exhibit
   Number   Description
   ------   -----------

    99.1    Letter to Bankruptcy Court dated February 27, 2006